Exhibit 32.1

Certification pursuant to 18 U.S.C. Section 1350

As adopted by Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Independent BancShares, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2008 (the “Report”), I, Mark A. Imes, President and Chief Executive Officer of the Company and I, Nicholas J. Panicaro, Executive Vice President and Chief Financial Officer of the Company, each certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	To my knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Nicholas J. Panicaro	/s/ Mark A. Imes
Nicholas J. Panicaro, Chief Financial Officer	Mark A. Imes, President and Chief Executive Officer
Date: March 31, 2009	Date: March 31, 2009